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                                                                   EXHIBIT 10.33

                              FLOWSERVE CORPORATION

                                  AMENDMENT #1
                                       TO
                           1989 RESTRICTED STOCK PLAN
                   (AS AMENDED AND RESTATED OCTOBER 23, 1996)


         Pursuant to Article IV, Section 3 of the 1989 Restricted Stock Plan, as amended and restated October 23, 1996 (the "Plan"), of Flowserve Corporation, the Plan is hereby amended, effective October 23, 1997, by authorization of the Board of Directors, as follows:

         1.       Article I, Section 2(k) is amended to read as follows:

                  (k) "Restriction Period" means, (i) in the case of Eligible Employees, a period of whole years, not less than one nor more than ten, as determined by the Committee at the time of grant, from the date the Restricted Shares are granted and, (ii) in the case of Eligible Directors, the period between the Grant Date and,

                           (1) in the case of an Eligible Director who received 600 Restricted Shares (or 900 Restricted Shares after giving effect to the 1994 share dividend that had the effect of a three-for-two stock split, hereinafter referred to as the "1994 Share Dividend") at any Meeting from 1993 to 1997, inclusive,
                                    (i) the immediately following Meeting for one-third of the shares, (ii) the second immediately following Meeting for one-third of the shares, and (iii) the third immediately following Meeting for the balance of the shares;

                           (2) in the case of an Eligible Director who received 400 Restricted Shares (or 600 Restricted Shares after giving effect to the 1994 Share Dividend) at any Meeting from 1993 to 1997, inclusive, (i) the immediately following Meeting for one-half of the shares, and (ii) the second immediately following Meeting for the balance of the shares;

                           (3) in the case of an Eligible Director who received 200 Restricted Shares (or 300 Restricted Shares after giving effect to the 1994 Share Dividend) at any Meeting from 1993 to 1997, inclusive, the immediately following Meeting for all such Restricted Shares;

                           (4) in the case of an Eligible Director who received 212 Restricted Shares at the 1993 Meeting, (i) the 1994 Meeting for 106 of such Restricted Shares and (ii) the 1995 Meeting for the remaining 106 Restricted Shares;


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                           (5)      in the case of an Eligible Director who
                                    received 96 Restricted Shares at the 1993
                                    Meeting, the 1994 Meeting for all such 96
                                    Restricted Shares;

                           (6) in the case of an Eligible Director who received either 300 Restricted Shares or 600 Restricted Shares in December 1997, the first anniversary of the grant of such shares;

                           (7) in the case of an Eligible Director who received a grant of Restricted Shares prior to the 1993 Annual Meeting, the date determined under this Article I, Section 2(k) in its form prior to the 1993 Annual Meeting, which prior form is incorporated herein by reference for and as applicable to such prior grants; and

                           (8) in the case of an Eligible Director who receives a grant pursuant to Article II,
                                    Section 1(b), the first anniversary of the Grant Date.

         2.       Article II, Section 1(a) is amended to read as follows:

                  Section 1.  Grant of Restricted Shares to Eligible Directors.

                  (a) The Company has granted Restricted Shares to Eligible Directors prior to the 1993 Annual Meeting pursuant to the provisions of this Article II, Section 1 in effect prior to the 1993 Annual Meeting, which provisions are incorporated by reference as applicable to such prior grants. On the date of the 1993 Meeting and on the date of each Annual Meeting thereafter to and including the 1997 Meeting, the Company, in consideration of past and future service by the Eligible Director, granted 600 Restricted Shares (900 Restricted Shares after giving effect to the 1994 Share Dividend) to each then Eligible Director who was elected to a three year term of the Board of Directors on the Grant Date. Additionally, on the date of the 1993 Meeting, the Company granted 212 Restricted Shares to each then Eligible Director who had two years remaining in his term of office at that time. The Company similarly granted, on the date of the 1993 Meeting, 96 Restricted Shares to each then Eligible Director who had one year remaining in his term of office at that time. The Company granted, at each Meeting from 1993 to 1997, inclusive, 400 Restricted Shares (600 Restricted Shares after giving effect to the 1994 Share Dividend) to each then Eligible Director who was elected to a two year term at the Meeting, and 200 Restricted Shares (300 Restricted Shares after giving effect to the 1994 Share dividend) to each then Eligible Director who was then elected to a one year term at such Meeting. Finally, in December 1997 the Company made a one-time grant (i) of 300 Restricted Shares to each Eligible Director who had already received 300 Restricted Shares at the 1997 Meeting and (ii) 600 Restricted Shares to each Eligible Director who became a director after the 1997 Meeting.
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         3.       Article II, Section 1(b), reading as follows, is added to the
                  Plan:

                  (b) At the 1998 Meeting, the Company, in consideration of past and future services by the Eligible Director, shall grant 600 Restricted Shares to each then Eligible Director whose term in office commences at, or continues after, the Meeting. Unless otherwise determined by the Board of Directors, certificates for such Restricted Shares shall be issued and delivered one month after such Meeting.

                                                   CONFIRMED:

                                                   FLOWSERVE CORPORATION


                                                   By /s/ Ronald F. Shuff
                                                     --------------------
                                                      Ronald F. Shuff
                                                      Vice President, General
                                                      Counsel and Secretary